                                                                  EXHIBIT h(22)g


                                 AMENDMENT NO. 6
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 3, 1997, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, Security Life of Denver Insurance Company, a Colorado life insurance company and ING America Equities, Inc., a Colorado corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   SCHEDULE A




          FUNDS AVAILABLE UNDER THE                   SEPARATE ACCOUNTS                    CONTRACTS FUNDED BY THE SEPARATE
                  POLICIES                           UTILIZING THE FUNDS                               ACCOUNTS
--------------------------------------------   ----------------------------    ----------------------------------------------------
AIM V.I. Government Securities Fund            Separate Account A1             o        THE EXCHEQUER VARIABLE ANNUITY
--------------------------------------------   ----------------------------    ----------------------------------------------------

AIM V.I. Capital Appreciation Fund             Separate Account L1             o        FIRST LINE VARIABLE UNIVERSAL LIFE

AIM V.I. Government Securities Fund                                            o        FIRST LINE II VARIABLE UNIVERSAL LIFE

                                                                               o        STRATEGIC ADVANTAGE VARIABLE
                                                                                         UNIVERSAL LIFE

                                                                               o        STRATEGIC ADVANTAGE II VARIABLE
                                                                                         UNIVERSAL LIFE

                                                                               o        VARIABLE SURVIVORSHIP UNIVERSAL LIFE

                                                                               o        CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

                                                                               o        ESTATE DESIGNER VARIABLE UNIVERSAL LIFE

                                                                               o        STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

                                                                               o        ASSET PORTFOLIO MANAGER VARIABLE UNIVERSAL
                                                                                         LIFE

                                                                               o        STRATEGIC INVESTOR VARIABLE UNIVERSAL LIFE


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 09-05-01
                -----------------------------


                                              AIM VARIABLE INSURANCE FUNDS


Attest: /s/ NANCY L. MARTIN                   By: /s/ ROBERT H. GRAHAM
        ---------------------------------        ------------------------------
Name:   Nancy L. Martin                       Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: President


(SEAL)


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



                                      SECURITY LIFE OF DENVER INSURANCE COMPANY



Attest: /s/ RITA J. KUMMER            By: /s/ LAWRENCE D. TAYLOR
        ---------------------------       ------------------------------------

Name: Rita J. Kummer                  Name:  Lawrence D. Taylor
      -----------------------------

Title:    Assistant Secretary         Title: Senior Vice President
          -------------------------


(SEAL)


                                      ING AMERICA EQUITIES, INC.



Attest: /s/ RITA J. KUMMER            By:  /s/ PAMELA S. ANSON
        ----------------------------      ------------------------------------

Name: Rita J. Kummer                  Name:  Pamela S. Anson
      ------------------------------

Title:    Assistant Secretary         Title: Vice President
          --------------------------


(SEAL)




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